                                                                    EXHIBIT 20.1


                                    EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                             MBNA America Bank, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

            The information which is required to be prepared with respect to the Distribution Date DECEMBER 15, 2000 and with respect to the performance of the Trust during the related Monthly Period.

            Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A           Information Regarding the Currrent Monthly Distribution
            (Stated on the basis of $1,000 Original Certificate Principal Amount)

            1         The amount of the current monthly distribution in
                      respect of Class A Monthly Principal                                                   0
                                                                                              -----------------

            2         The amount of the current monthly distribution in
                      respect of Class B Monthly Principal                                                   0
                                                                                              -----------------

            3         The amount of the current monthly distribution in
                      respect of Collateral Monthly Principal                                       13,879,873
                                                                                              -----------------

            4         The amount of the current monthly distribution in
                      respect of CLASS A MONTHLY INTEREST                                            5,205,667
                                                                                              -----------------

            5         The amount of the current monthly distribution in
                      respect of Class A Deficiency Amounts                                                  0
                                                                                              -----------------

            6         The amount of the current monthly distribution in
                      respect of Class A Additional Interest                                                 0
                                                                                              -----------------

            7         The amount of the current monthly distribution in
                      respect of CLASS B MONTHLY INTEREST                                              433,447
                                                                                              -----------------

            8         The amount of the current monthly distribution in
                      respect of Class B Deficiency Amounts                                                  0
                                                                                              -----------------

            9         The amount of the current monthly distribution in
                      respect of Class B Additional Interest                                                 0
                                                                                              -----------------

            10        The amount of the current monthly distribution in
                      respect of COLLATERAL MONTHLY INTEREST                                           308,235
                                                                                              -----------------

            11        The amount of the current monthly distribution in
                      respect of any accrued and unpaid Collateral monthly interest                          0
                                                                                              -----------------



B           Information Regarding the Performance of the Trust

            1         COLLECTION OF PRINCIPAL RECEIVABLES

                      a)        The aggregate amount of Principal Collections
                                processed during the related Monthly
                                Period which were allocated in respect of the
                                Class A Certificates                                                83,624,550
                                                                                              -----------------

                      b)        The aggregate amount of Principal Collections
                                processed during the related Monthly
                                Period which were allocated in respect of the
                                Class B Certificates                                                 6,842,033
                                                                                              -----------------

                      c)        The aggregate amount of Principal Collections
                                processed during the related Monthly Period
                                which were allocated in respect of the
                                Collateral Interest                                                 10,896,535
                                                                                              -----------------
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
            2         PRINCIPAL RECEIVABLES IN THE TRUST

                      a)        The aggregate amount of Principal
                                Receivables in the Trust as of the end of the
                                day on the last day of the related Monthly
                                Period (ending Principal Balance)                                1,903,252,981
                                                                                              -----------------

                      b)        The amount of Principal Receivables in the
                                Trust represented by the Series 1996-1
                                Adjusted Investor Interest as of the end of
                                the day on the last day of the related
                                Monthly Period (11/30/00)                                          471,247,101
                                                                                              -----------------

                      c)        The amount of Principal Receivables in the
                                Trust represented by the Class A Adjusted
                                Investor Interest as of the end of the day
                                on the last day of the related Monthly
                                Period (11/30/00)                                                  343,822,970
                                                                                              -----------------

                      d)        The amount of Principal Receivables in the
                                Trust represented by the Class B Investor
                                Interest as of the end of the day on the
                                last day of the related Monthly Period (11/30/00)                   75,273,000
                                                                                              -----------------

                      e)        The amount of Principal Receivables in
                                the Trust represented by the Collateral
                                Adjusted Interest as of the end of the day on the last
                                day of the related Monthly Period (11/30/00)                        52,151,131
                                                                                              -----------------

                      f)        The Floating Investor Percentage with
                                respect to the related Monthly Period                                   31.96%
                                                                                              -----------------

                      g)        The Class A Floating Allocation with respect
                                to the related Monthly Period                                           76.46%
                                                                                              -----------------

                      h)        The Class B Floating Allocation with respect
                                to the related Monthly Period                                           12.54%
                                                                                              -----------------


                      i)        The Collateral Floating Allocation with respect
                                to the related Monthly Period                                           11.00%
                                                                                              -----------------

                      j)        The Fixed Investor Percentage with respect to
                                the related Monthly Period                                              59.37%
                                                                                              -----------------

                      k)        The Class A Fixed Allocation with respect to
                                the related Monthly Period                                              82.50%
                                                                                              -----------------

                      l)        The Class B Fixed Allocation with respect to
                                the related Monthly Period                                               6.75%
                                                                                              -----------------

                      m)        The Collateral Fixed Allocation with respect
                                to the related Monthly Period                                           10.75%
                                                                                              -----------------

            3         DELINQUENT BALANCES

                      The aggregate amount of outstanding balances in the
                      Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:
                                                                Aggregate                     Percentage of
                                                                Account                       Total
                                                                Balance                       Receivables

                      a) 35 - 64 days                              28,593,592                            1.44%
                                                                --------------                -----------------
                      b) 65-94 days                                15,228,501                            0.77%
                                                                --------------                -----------------
                      c) 95-124 days                               10,690,079                            0.54%
                                                                --------------                -----------------
                      d) 125-154 days                               7,850,865                            0.40%
                                                                --------------                -----------------
                      e) 155 or more days                           5,686,976                            0.29%
                                                                --------------                -----------------
                      Total                                        68,050,012                            3.44%
                                                                --------------                -----------------

            4         CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                      a)        The Aggregate Credit Loss Amount for
                                the related Monthly Period                                           1,126,867
                                                                                              -----------------

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
                      b)        The Class A Credit Loss Amount for
                                the related Monthly Period                                             861,642
                                                                                              -----------------

                      c)        The Class B Credit Loss Amount for
                                the related Monthly Period                                             141,286
                                                                                              -----------------

                      d)        The Collateral Credit Loss Amount for
                                the related Monthly Period                                             123,938
                                                                                              -----------------



            5         INVESTOR CHARGE OFFS

                      a)        The aggregate amount of Class A Investor
                                Charge Offs for the related Monthly Period                                   0
                                                                                              -----------------

                      b)        The aggregate amount of Class A Investor
                                Charge Offs set forth in 5(a) above per $1,000
                                of original certificate principal amount                                     0
                                                                                              -----------------

                      c)        The aggregate amount of Class B Investor
                                Charge Offs for the related Monthly Period                                   0
                                                                                              -----------------

                      d)        The aggregate amount of Class B Investor
                                Charge Offs set forth in 5(c) above per $1,000
                                of original certificate principal amount                                     0
                                                                                              -----------------

                      e)        The aggregate amount of Collateral Charge
                                Offs for the related Monthly Period                                          0
                                                                                              -----------------

                      f)        The aggregate amount of Collateral Charge
                                Offs set forth in 5(e) above per $1,000 of
                                original certificate principal amount                                        0
                                                                                              -----------------

                      g)        The aggregate amount of Class A Investor
                                Charge Offs reimbursed on the Transfer Date
                                immediately preceding this Distribution Date                                 0
                                                                                              -----------------

                      h)        The aggregate amount of Class A Investor Charge
                                Offs set forth in 5(g) above per $1,000 original
                                certificate principal amount reimbursed on the
                                Transfer Date immediately
                                preceding this Distribution Date                                             0
                                                                                              -----------------

                      i)        The aggregate amount of Class B Investor
                                Charge Offs reimbursed on the Transfer Date
                                immediately preceding this Distribution Date                                 0
                                                                                              -----------------

                      j)        The aggregate amount of Class B Investor Charge
                                Offs set forth in 5(i) above per $1,000 original
                                certificate principal amount reimbursed on the
                                Transfer Date immediately preceding
                                this Distribution Date                                                       0
                                                                                              -----------------

                      k)        The aggregate amount of Collateral Charge
                                Offs reimbursed on the Transfer Date
                                immediately preceding this Distribution Date                                 0
                                                                                              -----------------

                      l)        The aggregate amount of Collateral Charge Offs
                                set forth in 5(k) above per $1,000 original
                                certificate principal amount reimbursed on the
                                Transfer Date immediately preceding
                                this Distribution Date                                                       0
                                                                                              -----------------


            6         INVESTOR SERVICING FEE (ALLOCABLE TO SERIES 1996-1)

                      a)        The amount of the Class A Servicing Fee
                                payable by the Trust to the Servicer for
                                the related Monthly Period                                             358,149
                                                                                              -----------------

                      b)        The amount of the Class B Servicing Fee
                                payable by the Trust to the Servicer for

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

                                the related Monthly Period                                              78,409
                                                                                              -----------------

                      c)        The amount of the Collateral Servicing Fee
                                payable by the Trust to the Servicer for
                                the related Monthly Period                                              54,324
                                                                                              -----------------

                      d)        The amount of Servicer Interchange
                                payable by the Trust to the Servicer for the
                                related Monthly Period                                                 294,529
                                                                                              -----------------
            7         REALLOCATIONS

                      a)        The amount of Reallocated Collateral Principal
                                collections with respect to this Distribution Date                           0
                                                                                              -----------------

                      b)        The amount of Reallocated Class B Principal
                                collections with respect to this Distribution Date                           0
                                                                                              -----------------

                      c)        The COLLATERAL BALANCE as of the close of
                                business on this Distribution Date (12/15/00)                       38,271,257
                                                                                              -----------------

                      d)        The CLASS B INVESTOR BALANCE as of the close
                                of business on this Distribution Date                               75,273,000
                                                                                              -----------------

            8         FINANCE CHARGE COLLECTIONS ALLOCABLE TO SERIES 1996-1

                      a)        The aggregate amount of Collections of Finance
                                Charge Receivables processed during the
                                related Monthly Period which were allocated
                                in respect of the Class A Certificates                              12,256,316
                                                                                              -----------------

                      b)        The aggregate amount of Collections of Finance
                                Charge Receivables processed during the
                                related Monthly Period which were allocated
                                in respect of the Class B Certificates                               1,475,116
                                                                                              -----------------

                      c)        The aggregate amount of Collections of Finance
                                Charge Receivables processed during the
                                related Monthly Period which were allocated
                                in respect of the Collateral Interest                                1,293,999
                                                                                              -----------------

            9         PRINCIPAL FUNDING ACCOUNT

                      a)        The principal amount on deposit in the Principal
                                Funding Account on or before the related Transfer Date
                                (DECEMBER 14, 2000):                                               691,412,436
                                                                                              -----------------


                      b)        The Accumulation Shortfall with respect to the
                                related Monthly Period                                                       0
                                                                                              -----------------



                      c)        The Principal Funding Investment Proceeds
                                deposited in the Finance Charge Account on or
                                before the Transfer Date of the related
                                Monthly Period                                                       3,255,972
                                                                                              -----------------

                      d)        The amount of all or the portion of the Reserve
                                Draw Amount deposited in the Finance Charge
                                Account on or before the Transfer date of the
                                related Monthly Period from the Reserve Account                          4,230
                                                                                              -----------------

            10        RESERVE DRAW AMOUNT                                                                4,230
                                                                                              -----------------

            11        AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                      SERVICER INTERCHANGE]

                      a)        The amount of Class A Available Funds on deposit
                                in the Finance Charge Account on or before the
                                related Transfer Date                                               12,041,427
                                                                                              -----------------

                      b)        The amount of Class B Available Funds on deposit
                                in the Finance Charge Account on the related
                                Transfer Date                                                        1,428,071
                                                                                              -----------------

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
                      c)        The amount of Collateral Available Funds on
                                deposit in the Finance Charge Account on the
                                related Transfer Date                                                1,261,404
                                                                                              -----------------

            12        PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                      a)        The Portfolio Yield for the related Monthly Period                      15.92%
                                                                                              -----------------

                      b)        The Portfolio Adjusted Yield for the related Monthly
                                Period                                                                   8.34%
                                                                                              -----------------


C           FLOATING RATE DETERMINATIONS

            1         LIBOR for the Interest Period ending on this
                      Distribution Date                                                       6.62000%
                                                                                              -----------------

            2         Number of days in this interest period                                  30
                                                                                              -----------------

D           CUSIP Numbers
            1         Class A                                                                 337365AA8
                                                                                              -----------------
            2         Class B                                                                 337365AB6
                                                                                              -----------------







                                          MBNA AMERICA BANK,
                                          NATIONAL ASSOCIATION
                                          Servicer



                                          By: /s/ JACK FIORAVANTI
                                             ----------------------------------

                                          Name:   Jack Fioravanti
                                          Title:  Senior Vice President